                                                                   EXHIBIT 10.11
________________________________________________________________________________







                                  PAPA JOHN'S

                             DEVELOPMENT AGREEMENT



                              EXTRA CHEESE, INC.
                                428 15TH STREET
                           TUSCALOOSA, ALABAMA 35401



                    [For the Development of Ten Outlets in
                  Birmingham, Tuscaloosa and Auburn, Alabama]



________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                      Page
1.   Grant............................................................   2
2.   Development Fee..................................................   2
3.   Development of Outlets; Schedule for Completion..................   3
4.   Term.............................................................   5
5.   Right of Refusal; Additional Outlets.............................   5
6.   Construction or Remodeling.......................................   6
7.   Organization, Operation and Ownership of Developer...............   6
8.   Covenants of the Developer.......................................   7
9.   Reasonableness of Scope and Duration.............................   9
10.  Enforceability...................................................   9
11.  Principal Operator...............................................   9
12.  Default and Termination..........................................  10
13.  Assignment or Transfer...........................................  13
14.  Approval or Consent..............................................  14
15.  No Grant of Franchise or Franchise Rights........................  14
16.  Notices..........................................................  14
17.  Franchise Agreement Defined......................................  15
18.  Independent Contractor; Indemnification..........................  15
19.  Severability; Construction.......................................  16
20.  Entire Agreement.................................................  16
21.  Waivers..........................................................  17
22.  Headings.........................................................  17
23.  Affiliate........................................................  17
24.  Governing Law, Jurisdiction and Venue............................  17
25.  Acknowledgements.................................................  18
26.  Time of Essence..................................................  19
COVENANTS OF PRINCIPAL OPERATOR.......................................  20

                             DEVELOPMENT AGREEMENT
                             ---------------------



     THIS DEVELOPMENT AGREEMENT ("Agreement") is made and entered into this _____ day of August, 1991, by and between PAPA JOHN'S INTERNATIONAL, INC., an Indiana corporation ("Franchisor"), and EXTRA CHEESE, INC., an Alabama corporation ("Developer").


     RECITALS:
     --------


     A. Franchisor has expended time, effort and money to develop a unique system for the operation of retail outlets specializing in carry-out and delivery of pizza and other food items (the "System").

     B. Franchisor's System includes the trade name and trademark "Papa John's" as well as the trademark "Papa John's Pizza" and certain other trademarks, service marks, slogans, logos and emblems owned by Franchisor (the "Marks").

     C. Developer desires to obtain certain rights to develop Papa John's Pizza outlets in the "Development Area" (as defined in Section 1) in accordance with the terms of this Agreement.


     AGREEMENT:
     ---------


     NOW, THEREFORE, in consideration of the covenants and conditions hereinafter set forth, the parties agree as follows:

     1.   GRANT.
          -----

          (a) Subject to the terms and conditions of this Agreement and the continuing faithful performance thereof by Developer, Franchisor hereby grants to Developer the right to establish ten Papa John's Pizza outlets (at specific locations approved by Franchisor as provided in section 3.(a)) in the areas specified on Exhibit A attached hereto and incorporated herein by reference. (The Papa John's Pizza outlets are collectively referred to as the "Outlets" and individually as an "Outlet"; the areas specified on Exhibit A are collectively referred to as the "Devel opment Area").

          (b) Each Outlet shall be established and operated pursuant to a separate "Franchise Agreement" (as defined in Section 17) to be entered into between Developer and Franchisor. The Franchise Agreement for each Outlet shall not be substantially different than the form of Franchise Agreement executed for the Outlet to be located at 428 15th Street, Tuscaloosa, Alabama.

          (c) Except as may be otherwise provided herein or in the Franchise Agreements, Franchisor shall not locate, nor license another to locate, a Papa John's Pizza outlet in the Development Area during the "Term" (as defined in Section 4) and all extensions of the Term.

          (d) This Agreement is not a franchise agreement and does not grant Developer any franchise rights or other rights to use Franchisor's Marks or System.

          (e) Developer shall have no right to license others to use the Marks or the System, or to enter into any agreement with respect thereto.

     2.   DEVELOPMENT FEE.  Developer has paid to Franchisor a development fee
          ---------------
of Sixteen Thousand Seven Hundred Dollars ($16,700) ("Development Fee"), receipt of which is hereby acknowledged and which Development Fee has been fully earned by Franchisor, is non-refundable and is not contingent upon the rendering of any further performance by Franchisor. The Development Fee is in consideration of, among other things, the development rights granted herein, the reservation of the Development Area, the development opportunities lost or deferred as a result of the rights granted Developer herein and the administrative and other expenses incurred by Franchisor.

     3.   DEVELOPMENT OF OUTLETS; SCHEDULE FOR COMPLETION.
          -----------------------------------------------

          (a) Developer shall have the number of Outlets open and operating within the time frame set forth in subsection 3.(d), below, and Developer shall exercise each such development right only at locations within the Development Area which have been approved by Franchisor.

          (b) Prior to the execution of any lease or contract for purchase of any location for an Outlet, Developer shall submit to Franchisor for approval one copy of the proposed contract or lease. If Developer owns the property where the Outlet is proposed to be located, Developer shall submit one copy of the deed conveying title to such property to Developer. If Developer intends to lease the location, Developer shall also submit a letter of intent or other evidence satisfactory to Franchisor which confirms the ability of Developer to obtain the site, together with such other information and materials as Franchisor may reasonably request. Franchisor shall have 15 days after receipt of such information to accept or reject, in its sole discretion, each proposed location, and no location shall be deemed approved unless it has been expressly approved in writing by Franchisor. If Franchisor fails to respond within such 15 day period, the location submitted by Developer shall be deemed to be approved. Franchisor will not unreasonably withhold its approval of a location. Any proposed lease shall include an addendum in the form of Exhibit C to the Franchise Agreement, or shall contain terms and conditions substantially similar to those contained in Exhibit C to the Franchise Agreement which Franchisor approves.

          (c) Franchisor shall deliver the Franchise Agreement to Developer within 15 days after Franchisor approves the lease, deed or contract for purchase for the location. The Franchise Agreement for such location shall be executed by Developer and submitted to Franchisor within ten days after Developer has purchased the property or entered into a lease and has satisfied all conditions to its obligations to construct an Outlet at such location.

          (d) Notwithstanding any provision of any Franchise Agreement entered into between Franchisor and Developer, Developer shall exercise each development right as follows:

                             DEVELOPMENT SCHEDULE
                             --------------------

     Dates on Which Each                Cumulative Number of Outlets
     Outlet Shall be Open          to be Open and Operating*
     --------------------          ------------------------
     February 1, 1992                                   1
     August 1, 1992                                     2
     December 1, 1992                                   3
     April 1, 1993                                 4
     August 1, 1993                                     5
     December 1, 1993                                   6
     April 1, 1994                                 7
     August 1, 1994                                     8
     December 1, 1994                                   9
     April 1, 1995                                10

     [* - Includes only those Outlets to be developed pursuant to this Development Agreement.]

Notwithstanding the foregoing, Developer shall have two (2) 60-day grace periods which it may use at any time in the event that it fails to have the requisite number of Outlets opened by the required date. Developer may use a grace period by giving Franchisor written notice of its intent to do so on or before the date being extended. Use of a 60-day grace period shall extend each subsequent development date by 60 days.

          (e) The Initial Franchise Fee to be paid by Developer for each Outlet shall be $6,500, which amount shall be paid at the time each Franchise Agreement is executed.

          (f) It shall be Developer's responsibility to ensure that each Outlet is constructed or remodeled, and equipped and operated in compliance with all laws, ordinances and governmental rules and regulations, and Developer shall obtain all necessary permits and licenses relating thereto.

     4.   TERM.  Unless sooner terminated as provided herein, or unless extended
          ----
by Developer's use of one or both grace periods, this Agreement shall expire at 12:00 midnight on the last date set forth on the Development Schedule (the "Term"). Upon the termination or expiration of this Agreement, all unexercised development rights shall expire.

     5.   RIGHT OF REFUSAL; ADDITIONAL OUTLETS.
          ------------------------------------

          (A)  RIGHT OF REFUSAL.  For a period of four (4) years after the
               ----------------
expiration of this Agreement, Developer shall have a ten (10) day right of first refusal before Franchisor grants the right to any third party to establish any Papa John's restaurants anywhere in the Development Area. Such right of first refusal shall include only the right of Developer to develop the number of outlets on the same terms as agreed to by the third party.

          (B)  ADDITIONAL OUTLETS BY AGREEMENT.  If during the Term or the first
               -------------------------------
sixteen (16) months of the right of first refusal period, if applicable, Franchisor and Developer mutually agree that Developer will establish one or more outlets in the Development Area in addition to the ten required to be developed hereunder, the Franchise Fee for each such outlet shall be $10,000. If, during the remainder of the right of first refusal period, if applicable, any additional outlets are established in the Development Area by mutual agreement of the parties hereto, the Franchise Fee for each such outlet shall be the lesser of (i) $15,000 or (ii) the initial franchise fee being charged by Franchisor, regardless of any increases in such fees after the date hereof; provided that in no event shall the Initial Franchise Fee be less than $10,000.

     6.   CONSTRUCTION OR REMODELING.  Developer shall, at its own expense,
          --------------------------
construct or remodel the Outlet at each location in accordance with specifications provided by Franchisor, including, but not limited to, those contained in the Construction Agreement attached to the "Papa John's Offering Circular" (as defined in Section 25). Developer shall allow Franchisor and its agents and employees access to all areas of the premises of each Outlet at such times as they may reasonably request and Developer shall cooperate fully with Franchisor and its agents and employees in preparing specifications for each Outlet to be developed hereunder. However, it shall be Developer's obligation to have plans drawn showing the layout on all equipment, signs and leasehold improvements, and such plans shall be subject to Franchisor's approval. Developer shall not begin construction or remodeling on any Outlet until the Franchise Agreement has been fully executed and Franchisor has approved the plans for such Outlet.

     7.   ORGANIZATION, OPERATION AND OWNERSHIP OF DEVELOPER.  If Developer is a
          --------------------------------------------------
corporation or other entity:

          (a) If requested by Franchisor from time to time, Developer shall furnish Franchisor with its Articles of Incorporation, By-Laws and other governing documents (and any amendments or modifications thereof), minutes and resolutions and all agreements or other documents, records and information pertaining to Developer's existence and operation.

          (b) Developer shall confine its business activities exclusively to the establishment, management and operation of Papa John's Pizza outlets pursuant to agreements with Franchisor.

          (c) Developer shall, concurrently with the execution of this Agreement, and at such other times as may be requested by Franchisor, disclose the name and address of each person or entity owning a beneficial interest in Developer, and Developer shall not issue any additional securities, nor allow the "transfer" (as defined in Section 13) of any of its outstanding securities, except as provided in Section 13.

          (d) Developer shall at all times comply with all laws, ordinances, rules and regulations of governmental bodies.

          (e) Developer shall cause all persons or entities owning any interest in Developer of 5% or more to execute the Guaranty and Non-Competition Agreement attached hereto, guarantying certain obligations of Developer and agreeing to be bound to certain covenants contained in this Agreement.

     8.   COVENANTS OF THE DEVELOPER.
          --------------------------

          (A)  COVENANT NOT-TO-COMPETE.  Developer covenants and agrees that
               -----------------------
during the Term and for a period of two years thereafter (the "Restricted Period"), Developer shall not, within a 50-mile radius of (i) any business location at which the Developer, Franchisor or an "Affiliate" (as defined in Section 23) then conducts a Papa John's Pizza business, or (ii) any area or territory then known by Developer to be covered by an agreement providing for the development of one or more Papa John's Pizza outlets, whether or not any such outlet is then conducting business, engage in any of the following activities:

               (i) directly or indirectly render any service to, or act in concert with, any person, partnership, corporation or other entity engaged in any fast food business that sells, principally on a delivery and/or carry-out basis, pizza or other non-pizza products that are the same as or substantially similar to those sold by Papa John's Pizza outlets, which businesses shall include by way of example and not by way of limitation, restaurant formats such as Pizza Hut, Domino's, Little Caesars and Mr. Gatti's (a "Competitive Business"), or

               (ii) directly or indirectly engage in any such Competitive Business on its own account, or

               (iii) become interested in any such Competitive Business directly or indirectly as a partner, shareholder, principal, agent, consultant or in any other relationship or capacity; provided, that the purchase of a publicly traded security of a corporation engaged in such business or service shall not in itself be deemed violative of this Agreement so long as Developer does not own, directly or indirectly, more than 5% of the securities of such corporation.

          (B)  APPROPRIATION AND DISCLOSURE OF INFORMATION.  Except as permitted
               -------------------------------------------
by the Franchise Agreement, Developer will not at any time use, copy or duplicate the System or any aspect thereof, or any of the Franchisor's trade secrets, recipes, processes, formulas, know-how or proprietary ideas or information, nor will Developer convey, divulge, make available or communicate such information to any third party or assist others in using, copying or duplicating any of the foregoing.

          (C)  INFRINGEMENT.  Developer will not at any time commit any act that
               ------------
would infringe upon or impair the value of the System or the Marks, nor will it engage in any business or market any product or service under a trade-name, trademark, service mark, logo or design that is confusingly or deceptively similar to any of the Marks.

          (D)  SOLICITATION OF EMPLOYEES.  Developer agrees that from and after
               -------------------------
the date hereof, it will not solicit, entice or induce, directly or indirectly, any employee of the Franchisor or an Affiliate to leave the employment of the Fran chisor or an Affiliate to work with Developer or with any person or entity with whom Developer is or becomes affiliated.

     9.   REASONABLENESS OF SCOPE AND DURATION.  Developer agrees that the
          ------------------------------------
covenants and agreements contained herein are, taken as a whole, reasonable with respect to the activities covered and their geographic scope and duration, and it shall not raise any issue of the reasonableness of the areas, activities or duration of any such covenants in any proceeding to enforce any such covenants.

     10.  ENFORCEABILITY.  Developer agrees that the Franchisor may not be
          --------------
adequately compensated by damages for a breach by Developer of any of the coven ants and agreements contained herein, and that the Franchisor shall, in addition to all other remedies, be entitled to injunctive relief and specific performance. The covenants and agreements contained in this Agreement shall be construed as separate covenants and agreements, and if any court shall finally determine that the restraints provided for in any such covenants and agreements are too broad as to the area, activity or time covered, said area, activity or time covered may be reduced to whatever extent the court deems reasonable, and such covenants and agreements shall be enforced as to such reduced area, activity or time.

     11.  PRINCIPAL OPERATOR.  Developer shall designate an individual to serve
          ------------------
as the "Principal Operator" of Developer. The Principal Operator shall meet the following qualifications:

          (a) The Principal Operator shall own at least a five percent (5%) equity interest (including profits and voting rights) in Developer during the entire period he serves as Principal Operator.

          (b) The Principal Operator shall devote full time and best efforts to the supervision and conduct of the development and operation of the Outlets contemplated hereunder and shall execute the Covenants of Principal Operator attached hereto, agreeing to be individually bound by the obligations of this
Section 11.

          (c) The Principal Operator shall be a person approved by Franchisor who shall complete Franchisor's initial training requirements and who shall participate in and complete to Franchisor's satisfaction all additional training as may be reasonably designated by Franchisor.

     If, at any time or for any reason, the Principal Operator no longer qualifies to act as such, Developer shall promptly designate another Principal Operator subject to the same qualifications listed above. Any sale, transfer or assignment of the Principal Operator's interest in Developer, or any portion thereof, which would reduce the Principal Operator's equity interest or voting rights in Developer to less than five percent (5%) of the total (other than a transfer of the Principal Operator's interest to Developer, another shareholder of Developer or a successor Principal Operator), shall be deemed a transfer of an interest and shall be subject to the terms and conditions of Section 13 hereof; and any failure to comply with such terms and conditions shall be deemed a default by Developer under Section 12 hereof. Developer shall immediately notify Franchisor of the termination of the Principal Operator's employment with Developer, whether voluntary or involuntary.

     12.  DEFAULT AND TERMINATION.
          -----------------------

          (A)  AUTOMATIC TERMINATION.  Developer shall be deemed to be in
               ---------------------
default hereunder, and this Development Agreement and all rights granted herein shall automatically terminate without notice to Developer, (i) if Developer becomes insolvent or makes a general assignment for the benefit of creditors; or if a petition in bankruptcy is filed by Developer; or (ii) such a petition is filed against and not opposed by Developer; or (iii) if Developer is adjudicated as bankrupt or insolvent; or (iv) if a bill in equity or other proceeding is filed for the appointment of a receiver or other custodian for Developer's business or assets if filed and consented to by Developer; or (v) if a receiver or other custodian (permanent or temporary) of substantially all Developer's assets or property, or any part thereof, is appointed by any court of competent jurisdiction; or (vi) if proceedings for a composition with creditors under any state or federal law should be instituted by Developer; or (vii) if a final judgment remains unsatisfied or of record for thirty (30) days or longer (unless supersedeas bond is filed); or (viii) if Developer is dissolved; or (ix) if any portion of Developer's interest in any Papa John's Pizza franchise becomes subject to an attachment, garnishment, levy or seizure by any creditor or any other person claiming against or in the rights of Developer and is not discharged within 60 days after Developer learns of the same; or (x) if execution is levied against Developer's business or property and is not discharged within 60 days after

Developer learns of the same; or (xi) if the real or personal property of any Outlet shall be sold after levy thereupon by any sheriff, marshal, or constable.

          (B)  WITHOUT NOTICE.  Developer shall be in default under this
               --------------
Agreement, and Franchisor may, at its option, terminate this Agreement and all rights granted hereunder without affording Developer any opportunity to cure such default, effective upon the earlier of (i) receipt of the notice of termination by Developer, or (ii) ten days after mailing of such notice by Franchisor, upon the occurrence of any of the following events:

               (i) if any Franchise Agreement entered into pursuant to this Agreement or otherwise is terminated as a result of a breach or default thereunder by Developer;

               (ii) if Developer makes or attempts to make any transfer, whether voluntary or involuntary, of this Agreement or any controlling interest herein, or of any rights or obligations arising hereunder, or of any controlling interest in Developer, without Franchisor's prior written consent; or

               (iii) if Developer fails to comply with any of the covenants of Developer set forth in Sections 8 and 9 of this Agreement.

          (C)  WITH NOTICE.  For any other breach or default under this
               -----------
Agreement, including the failure of Developer to comply with the Development Schedule set forth in Section 3, Franchisor will provide Developer with written notice of default and 15 days to cure or, if a default cannot be reasonably be cured within 15 days, to initiate within that time substantial and continuing action to cure such default and to provide Franchisor with evidence of such actions. If the defaults specified in such notice are not cured within the 15 day period, or if substantial and continuing action to cure has not been initiated, Franchisor may, at its option, terminate this Development Agreement and all rights granted Developer hereunder by giving written notice of such termination to Developer. The notice of termination shall be effective on the earlier of (i) the date of receipt of the notice by Developer or (ii) five days after the mailing of such notice by Franchisor.

          (D)  EFFECT OF TERMINATION.  Upon termination of this Agreement, all
               ---------------------
rights of Developer hereunder shall terminate and Developer shall have no further right to establish any additional Outlets. In addition, upon termination of this Agreement, Franchisor shall have the right to open and operate, or to franchise others to open and operate, Papa John's Pizza outlets anywhere within the Development Area, except that Franchisor may not locate or franchise another to locate a Papa John's Pizza Outlet within the "Territory" provided for in any Franchise Agree ment that remains in effect after the date of termination.

          (E)  FAILURE TO MEET DEVELOPMENT SCHEDULE.  In the event Developer
               ------------------------------------
fails to meet the Development Schedule set forth in Section 3(d) hereof, Franchisor's sole remedies shall be (i) to terminate this Agreement, (ii) recover all amounts then due from Developer for commissary purchases and Royalties and (iii) recover all reasonable out-of-pocket costs incurred as a result of Developer's failure to meet such Schedule, including reasonable attorneys' fees. The foregoing shall not limit or affect any rights or remedies Franchisor may have for any other breach or violation by Developer of this Agreement nor shall it limit or affect any rights or remedies of Franchisor under any Franchise Agreement.

     13.  ASSIGNMENT OR TRANSFER.
          ----------------------

          (A)  TRANSFER BY FRANCHISOR.  Franchisor shall be free to transfer
               ----------------------
this Agreement or any portion hereof, or any or all of its rights, obligations or interests hereunder, without restriction. Upon any transfer or assignment of this Agreement by Franchisor, Franchisor shall be released from all obligations and liabilities arising or accruing in connection with this Agreement after the date of such transfer of assignment.

          (B)  TRANSFER BY DEVELOPER.  This Agreement, and the rights and
               ---------------------
obligations of Developer herein, are and shall remain personal to Developer and may not be transferred by Developer in any manner without the prior written consent of Franchisor. As used herein, the term "transfer" shall mean any sale, assignment, gift, pledge, mortgage or any other encumbrance, transfer by bankruptcy, transfer by judicial order, merger, consolidation, share exchange, transfer by operation of law or otherwise, whether direct or indirect, voluntary or involuntary. Any transfer hereunder shall be subject to the same terms and conditions contained in the Franchise Agreement. If more than one Outlet is to be transferred (regardless of the form of transfer) Developer shall comply with the terms and conditions of the Franchise Agreement for each such Outlet.

          (C)  DEATH, INCAPACITY OR DISSOLUTION.  Upon the death or permanent
               --------------------------------
incapacity of any individual Developer, or if Developer is a corporation, partnership or other entity, upon the death, incapacity or dissolution of any owner of any interest in Developer, the executor, administrator, conservator, trustee or other representa tive of such person or entity shall assign such interest in this Agreement, or such interest in Developer, to a third party approved by Franchisor. Such assignment (including, without limitation, transfer by bequest or inheritance) shall be completed within a reasonable time, not to exceed eighteen (18) months from the date of death, permanent incapacity or dissolution and shall be subject to the terms and conditions applicable to inter vivos transfers contained in Section 14 of the Franchise Agreement,
- ----- -----
including Franchisor's right of first refusal (unless the transfer is to a Permitted Transferee). However, if Developer is one or more individuals, and any such person dies or becomes permanently incapacitated, and if the law of the jurisdiction governing this Agreement so provides, nothing contained in this Section shall deny the spouse, heirs or personal representative of such deceased or per manently incapacitated person the opportunity to hold such interest for a reasonable time after such death or incapacity, provided that: (i) this Agreement is valid and in effect, (ii) the spouse, heirs or representative meets all conditions and qualifications otherwise required of transferees, and (iii) such spouse, heirs or representative maintains and complies with all standards and obligations contained in this Agreement.

     14.  APPROVAL OR CONSENT.  With regard to any action or event which
          -------------------
requires Franchisor's approval or consent, Franchisor shall be free to refuse to grant such approval or consent for any valid reason which Franchisor, in its
                                   ---
reasonable discretion, deems sufficient, except as may otherwise be provided herein.

     15.  NO GRANT OF FRANCHISE OR FRANCHISE RIGHTS.  This Agreement does not
          -----------------------------------------
grant Developer a franchise or any rights of a Papa John's franchisee. To the fullest extent permissible by law, Developer waives the applicability of any law which would constitute this Agreement or any rights granted hereunder as a franchise agreement or as granting any franchise rights.

     16.  NOTICES.  All notices, requests, demands and other communications
          -------
required or permitted to be given or made under this Agreement shall be in writing and shall be given (i) by personal delivery or (ii) provided such notice, request, demand or communication is actually received by the party to which it is addressed in the ordinary course of delivery, by deposit in the United States mail, postage prepaid, or (iii) by registered or certified mail, return receipt requested, postage prepaid, or by delivery to a nationally-recognized overnight courier service, in each case, addressed as follows, or to such other person or entity as either party shall designate by notice to the other in accordance herewith:

     Franchisor:    11492 Bluegrass Parkway
                    Louisville, Kentucky 40299
                    ATTN:  President

     Developer:     428 15th Street
                    Tuscaloosa, Alabama 35401
                    Attn: Doug Stephens

With a copy to:     3300 First National Tower
                    Louisville, Kentucky  40202
                    ATTN:  Michael M. Fleishman

     Except as otherwise provided herein, a notice shall be deemed to have been given on the date of personal delivery to a party or 3 days after the date deposited in the United States mail or with a nationally-recognized overnight courier.

     17.  FRANCHISE AGREEMENT DEFINED.  As used herein, the term "Franchise
          ---------------------------
Agreement" shall mean the form of Papa John's Franchise Agreement to be executed for each Outlet developed hereunder and all attachments and exhibits thereto.

     18.  INDEPENDENT CONTRACTOR; INDEMNIFICATION.
          ---------------------------------------

          (a) It is understood and agreed by the parties that this Agreement creates only a contractual relationship between the parties subject to the normal rules of contract law. This Agreement does not create a fiduciary relationship between the parties. Developer is and shall remain an independent contractor, and nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee or servant of the other for any purpose whatsoever. Developer agrees to hold itself out to the public as an independent contractor, separate and apart from Franchisor.

          (b) Developer agrees that it shall not make any contract, agreement, warranty or representation on Franchisor's behalf without Franchisor's prior written consent, and Developer agrees that it shall not incur any debt or other obligation in Franchisor's name. Franchisor shall not be liable by reason of any act or omission of Developer in connection with the development, construction, remodeling or operation of any Outlet, or for any claim or judgment arising therefrom against Developer or Franchisor.

          (c) Developer agrees to hold harmless, defend and indemnify Franchisor and its officers, directors, agents and employees from and against all losses, expenses, judgments, claims and damages arising out of or in connection with any claim or cause of action in which Franchisor shall be a named defendant and which arises, directly or indirectly, out of the development, construction or remodel ing of any Outlet by Developer.

     19.  SEVERABILITY; CONSTRUCTION.  Developer agrees to be bound to the
          --------------------------
maximum extent permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated herein and made a part of this Agreement, that may result from the striking of any provision hereof by a court, or which a court holds to be unenforceable in a final decision to which Franchisor is a party, or that may result from reducing the scope of any provision to the extent required to comply with a court order or with any state or federal law, whether currently in effect or subsequently enacted. During any period in which any of the covenants in Section 7(a), above, is being breached or violated and either of the parties seeks judicial enforcement, interpretation or modification of any such covenants, including all appeals thereof, the Restricted Period shall toll and be suspended.

     20.  ENTIRE AGREEMENT.  This Agreement, the Covenants of Principal Operator
          ----------------
attached hereto, and the documents incorporated herein by reference, comprise the entire agreement between the parties and all prior understandings, communications and agreements concerning the subject matter hereof are canceled and superseded by this Agreement. No supplement, amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by both parties hereto.

     21.  WAIVERS.  No failure of either party hereto to exercise any right
          -------
given to it hereunder, or to insist upon strict compliance by the other with any obligation, agreement or undertaking hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of such party's right to demand full and exact compliance by the other with the terms hereof. The waiver or excuse by Franchisor of any particular default of Developer shall not affect or impair Franchisor's rights with respect to any subsequent default of the same or of a different nature, nor shall any delay or omission of Franchisor to exercise any right arising from such default affect or impair Franchisor's rights as to such default or any subsequent default.

     22.  HEADINGS.  The headings used in this Agreement are for convenience
          --------
only, and this Agreement shall be interpreted as if such headings were omitted.

     23.  AFFILIATE.  As used herein, the term "Affiliate" shall mean any person
          ---------
or entity that is a Papa John's Pizza franchisee of Franchisor or any sublicensor of Franchisor.

     24.  GOVERNING LAW, JURISDICTION AND VENUE.
          -------------------------------------

          (a) This Agreement shall be interpreted and construed under the laws of the Commonwealth of Kentucky, which laws shall prevail in the event of any conflict of law.

          (b) The parties agree that any action, claim, suit or proceeding arising under this Agreement or concerning the interpretation of this Agreement shall be brought in the court of proper jurisdiction located in Jefferson County, Kentucky. Developer hereby irrevocably consents and submits to personal jurisdiction and venue in and by the state courts within Jefferson County, Kentucky, and agrees that Developer may be served with process in any action in accordance with the terms of the notice provision of this Agreement. Developer does hereby waive all defenses of personal jurisdiction, venue and forum non conveniens for the purpose of carrying out this provision.

          (c) No right or remedy conferred upon or reserved to Franchisor by this Agreement is intended to be, nor shall be deemed, exclusive of any other right or remedy herein provided or permitted by law or equity, except as otherwise specified in this Agreement but each shall be cumulative of every other right or remedy. In any action, claim, suit or proceeding arising out of this Agreement, each party shall pay its own costs, expenses and attorneys' fees. Developer and Franchisor agree that, except as set forth in the Guaranty attached hereto, each will look only to the other and its respective assets with respect to any claims it may have against such other party, and neither shall being any claim whatsoever against the officers, directors or shareholders of the other under any circumstances.

     25.  ACKNOWLEDGEMENTS.
          ----------------

          (a) Developer acknowledges that the success of the businesses contemplated by this Agreement involves substantial business risks and will be dependent upon the ability of Developer or those controlling Developer as independent businessmen. Franchisor expressly disclaims the making of, and Developer acknowledges not having received, any warranty or guarantee, express or implied, as to the potential volume, profits or success of the businesses contemplated by this Agreement.

          (b) Developer acknowledges that it received the "Papa John's Franchise Offering Circular" (and all exhibits thereto) at least ten business days prior to the date on which this Agreement was signed or any monies were paid to Franchisor by Developer, and that it has read and understood this Agreement and the attachments hereto. Developer further acknowledges that Franchisor has accorded Developer ample time and opportunity to consult with advisors of Developer's own choosing about the potential benefits and risks of entering into this Agreement.

     26.  TIME OF ESSENCE.  Developer agrees and acknowledges that time is of
          ---------------
the essence with regard to Developer's obligations hereunder, and that all of Developer's obligations are material to Franchisor and this Agreement.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Development Agreement as of the day, month and year first written above.

                                   PAPA JOHN'S INTERNATIONAL, INC.


                                   By: _________________________________________
                                        J. Daniel Holland, President

                                             ("Franchisor")


                                   EXTRA CHEESE, INC.


                                   By: _________________________________________
                                        Douglas Stephens, President


                                             ("Developer")


                        COVENANTS OF PRINCIPAL OPERATOR
                        -------------------------------

     The undersigned shall be the Principal Operator referred to in Section 11 of the foregoing Development Agreement. The undersigned has read the Development Agreement and agrees to be individually bound by the obligations set forth in
Section 11 thereof.

____________________, 199___              ______________________________________
                                          DOUGLAS STEPHENS

                                  PAPA JOHN'S
                             DEVELOPMENT AGREEMENT
                                   EXHIBIT A
                                   ---------

                               DEVELOPMENT AREA
                               ----------------

                               August ___, 1991


     The areas encompassed by the following listed zip codes in Birmingham, Tuscaloosa and Auburn, Alabama shall comprise the "Development Area," as defined in the foregoing Papa John's Development Agreement of even date herewith, by and between PAPA JOHN'S INTERNATIONAL, INC. ("Franchisor") and EXTRA CHEESE, INC. ("Developer"):

               Zip Codes:
               ----------

               TUSCALOOSA

                    35401
                    35404
                    35405
                    35476
                    35706

               AUBURN

                    36830
                    36831

               BIRMINGHAM

                    See attached Marketfinder list dated May 17, 1991

               TOTAL NUMBER OF OUTLETS     10
                                           ==

[* - The location of each Outlet is subject to the terms and conditions of the Development Agreement, including Franchisor's approval.]

                                   PAPA JOHN'S INTERNATIONAL, INC.


                                   By: _________________________________________
                                        J. Daniel Holland, President

                                   EXTRA CHEESE, INC.


                                   By: _________________________________________
                                        Douglas Stephens, President